                                                                    EXHIBIT 99.2

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned officer of ACE Limited (the "Corporation") hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the applicable reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ACE Limited.

                                                    /s/ Philip V. Bancroft
                                                  ------------------------------
                                                        Philip V. Bancroft
                                                     Chief Financial Officer

Dated: May 12, 2003